                   TEMPORARY CERTIFICATE--EXCHANGEABLE FOR
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                             AMERICAN SKIING COMPANY
                                    [LOGO]

COMMON STOCK                                                        COMMON STOCK
NUMBER                                                                    SHARES

ASC

                             AMERICAN SKIING COMPANY

                           INCORPORATED UNDER THE LAWS
                              OF THE STATE OF MAINE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP 029654  30  8


THIS IS TO CERTIFY THAT




is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.01 PAR VALUE OF

============================ AMERICAN SKIING COMPANY ===========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereof to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated

      /s/ Christopher E. Howard              /s/ Leslie B. Otten
      -------------------------              -----------------------------
      CHIEF ADMINISTRATIVE OFFICER           CHIEF EXECUTIVE OFFICER
      AND CLERK                              AND PRESIDENT

            [SEAL OF AMERICAN SKIING COMPANY 1997 APPEARS HERE]

COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
            (NEW YORK, NEW YORK)
                  TRANSFER AGENT AND REGISTRAR

BY                      AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH SUCH CLASS OF STOCK OR SERIES THEREOF. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT AND REGISTRAR.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common             UNIF GIFT MIN ACT --           Custodian
   TEN ENT -- as tenants by the entireties                          ---------------------------------
   JT TEN  -- as joint tenants with right of                          (Cust)               (Minor)
              survivorship and not as tenants                       under Uniform Gifts to Minors
              in common                                              Act_____________________________
                                                                                 (State)

  Additional abbreviations may also be used though not in the above list.

      For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------  Shares
of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------

                                          --------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



-----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.